Acquisitions and Divestitures (Notes)	12 Months Ended
Dec. 28, 2019
Business Combinations [Abstract]
Acquisitions and Divestitures	Acquisitions and Divestitures
Acquisitions
Primal Acquisition:
On January 3, 2019 (the “Primal Acquisition Date”), we acquired 100% of the outstanding equity interests in Primal Nutrition, LLC (“Primal Nutrition”) (the “Primal Acquisition”), a better-for-you brand primarily focused on condiments, sauces, and dressings, with growing product lines in healthy snacks and other categories. The Primal Kitchen brand holds leading positions in the e-commerce and natural channels. The results of Primal Nutrition have been included in our consolidated financial statements for the year ended December 28, 2019. We have not included unaudited pro forma results as it would not yield significantly different results.
The Primal Acquisition was accounted for under the acquisition method of accounting for business combinations. The total cash consideration paid for Primal Nutrition was $201 million. We utilized estimated fair values at the Primal Acquisition Date to allocate the total consideration exchanged to the net tangible and intangible assets acquired and liabilities assumed. The fair value estimates of the assets acquired and liabilities assumed were subject to adjustment during the measurement period (up to one year from the Primal Acquisition Date). The purchase price allocation for the Primal Acquisition was final as of September 28, 2019.
The final purchase price allocation to assets acquired and liabilities assumed in the Primal Acquisition was (in millions):

Cash	$2
Other current assets	15
Identifiable intangible assets	66
Current liabilities	(6)
Net assets acquired	77
Goodwill on acquisition	124
Total consideration	$201
The Primal Acquisition resulted in $124 million of non tax deductible goodwill relating principally to planned expansion of the Primal Kitchen brand into new channels and categories. This goodwill was allocated to the United States segment as shown in Note 9, Goodwill and Intangible Assets.
The purchase price allocation to identifiable intangible assets acquired in the Primal Acquisition was:

	Fair Value (in millions of dollars)	Weighted Average Life (in years)
Definite-lived trademarks	$52.5	15
Customer-related assets	13.5	20
Total	$66.0
We valued trademarks using the relief from royalty method and customer-related assets using the distributor method. Some of the more significant assumptions inherent in developing the valuations included the estimated annual net cash flows for each definite-lived intangible asset (including net sales, cost of products sold, selling and marketing costs, and working capital/contributory asset charges), the discount rate that appropriately reflects the risk inherent in each future cash flow stream, the assessment of each asset’s life cycle, and competitive trends, as well as other factors. We determined the assumptions used in the financial forecasts using historical data, supplemented by current and anticipated market conditions, estimated product category growth rates, management’s plans, and market comparables.
We used carrying values as of the Primal Acquisition Date to value certain current and non-current assets and liabilities, as we determined that they represented the fair value of those items at the Primal Acquisition Date.
Cerebos Acquisition:
On March 9, 2018 (the “Cerebos Acquisition Date”), we acquired 100% of the outstanding equity interests in Cerebos Pacific Limited (“Cerebos”) (the “Cerebos Acquisition”), an Australian food and beverage company.
The Cerebos Acquisition was accounted for under the acquisition method of accounting for business combinations. The total cash consideration paid for Cerebos was $244 million. We utilized estimated fair values at the Cerebos Acquisition Date to allocate the total consideration exchanged to the net tangible and intangible assets acquired and liabilities assumed. Such allocation was final as of December 29, 2018.
The final purchase price allocation to assets acquired and liabilities assumed in the Cerebos Acquisition was (in millions):

Cash	$23
Other current assets	65
Property, plant and equipment, net	75
Identifiable intangible assets	100
Trade and other payables	(41)
Other non-current liabilities	(3)
Net assets acquired	219
Goodwill on acquisition	25
Total consideration	$244
The Cerebos Acquisition resulted in $25 million of non tax deductible goodwill relating principally to planned expansion of Cerebos brands into new categories and markets. This goodwill was allocated to the International segment as shown in Note 9, Goodwill and Intangible Assets.
The final purchase price allocation to identifiable intangible assets acquired in the Cerebos Acquisition was:

	Fair Value (in millions of dollars)	Weighted Average Life (in years)
Definite-lived trademarks	$87	22
Customer-related assets	13	12
Total	$100
We valued trademarks using the relief from royalty method and customer-related assets using the distributor method. Some of the more significant assumptions inherent in developing the valuations included the estimated annual net cash flows for each definite-lived intangible asset (including net sales, cost of products sold, selling and marketing costs, and working capital/contributory asset charges), the discount rate that appropriately reflects the risk inherent in each future cash flow stream, the assessment of each asset’s life cycle, and competitive trends, as well as other factors. We determined the assumptions used in the financial forecasts using historical data, supplemented by current and anticipated market conditions, estimated product category growth rates, management’s plans, and market comparables.
We used carrying values as of the Acquisition Date to value trade receivables and payables, as well as certain other current and non-current assets and liabilities, as we determined that they represented the fair value of those items at the Acquisition Date.
We valued finished goods and work-in-process inventory using a net realizable value approach. Raw materials and packaging inventory was valued using the replacement cost approach.
We valued property, plant and equipment using a combination of the income approach, the market approach, and the cost approach, which is based on the current replacement and/or reproduction cost of the asset as new, less depreciation attributable to physical, functional, and economic factors.
Other Acquisitions:
In the third quarter of 2018, we had two additional acquisitions of businesses, including The Ethical Bean Coffee Company Ltd., a Canadian-based coffee roaster, and Wellio, Inc., a full-service meal planning and preparation technology start-up in the U.S. The aggregate consideration paid related to these acquisitions was $27 million.

Deal Costs:
Related to our acquisitions, we incurred aggregate deal costs of $2 million in 2019 and $20 million in 2018. We recognized these deal costs primarily in SG&A. We did not incur any deal costs in 2017.
Divestitures
Potential Disposition:
As of December 28, 2019, we were in negotiations with a prospective buyer for 100% of the equity interests in a subsidiary within our International segment for cash of approximately $55 million. This subsidiary generated approximately $1 million of net income in 2019. The aggregate carrying value of net assets to be transferred and accumulated foreign currency losses to be released is expected to be approximately $126 million. As a result, we recorded a loss of approximately $71 million in 2019 related to this transaction. This loss was included in other expense/(income). In addition, we have classified the related assets and liabilities as held for sale on the consolidated balance sheet at December 28, 2019. We expect this transaction to close in the first half of 2020.
Heinz India Transaction:
In October 2018, we entered into a definitive agreement with two third-parties, Zydus Wellness Limited and Cadila Healthcare Limited (collectively, the “Buyers”), to sell 100% of our equity interests in Heinz India Private Limited (“Heinz India”) for approximately 46 billion Indian rupees (approximately $655 million at January 30, 2019) (the “Heinz India Transaction”). In connection with the Heinz India Transaction, we transferred to the Buyers, among other assets and operations, our global intellectual property rights to several brands, including Complan, Glucon-D, Nycil, and Sampriti. Our core brands (i.e., Heinz and Kraft) were not transferred. The Heinz India Transaction closed on January 30, 2019 (the “Heinz India Closing Date”). We recognized a pre-tax gain of $246 million in the first quarter of 2019. Additionally, in the third quarter of 2019, we recognized a recovery of local India taxes of $3 million, which was classified as gain on sale of business. As a result, we recognized pre-tax gains of $249 million in 2019. These pre-tax gains were included in other expense/(income).
The components of the pre-tax gain were as follows (in millions):

Proceeds	$655
Less investment in Heinz India	(355)
Recognition of tax indemnification	(48)
Other	(3)
Pre-tax gain on sale of Heinz India	$249
In connection with the Heinz India Transaction we agreed to indemnify the Buyers from and against any tax losses for any taxable period prior to the Heinz India Closing Date, including taxes for which we are liable as a result of any transaction that occurred on or before such date. To determine the fair value of our tax indemnity we made various assumptions, including the range of potential dates the tax matters will be resolved, the range of potential future cash flows, the probabilities associated with potential resolution dates and potential future cash flows, and the discount rate. We recorded tax indemnity liabilities related to the Heinz India Transaction totaling approximately $48 million, including $18 million in other current liabilities and $30 million in other non-current liabilities on our consolidated balance sheet as of the Heinz India Closing Date. We also recorded a corresponding $48 million reduction of the gain on the Heinz India Transaction within other expense/(income) in our consolidated statement of income in the first quarter of 2019. Future changes to the fair value of these tax indemnity liabilities will continue to impact other expense/(income) throughout the life of the exposures as a component of the gain on sale for the Heinz India Transaction.
The other component of the pre-tax gain on the sale of Heinz India in the table above primarily related to losses on net investment hedges of our investment in Heinz India, which were settled in the first quarter of 2019, and were partially offset by the local India tax recovery in the third quarter of 2019.
Canada Natural Cheese Transaction:
In November 2018, we entered into a definitive agreement with a third-party, Parmalat SpA (“Parmalat”), to sell certain assets in our natural cheese business in Canada for approximately 1.6 billion Canadian dollars (approximately $1.2 billion at July 2, 2019) (the “Canada Natural Cheese Transaction”). In connection with the Canada Natural Cheese Transaction, we transferred certain assets to Parmalat, including the intellectual property rights to Cracker Barrel in Canada and P’Tit Quebec globally. The Canada Natural Cheese Transaction closed on July 2, 2019. We recognized a pre-tax gain of $242 million, which was included in other expense/(income) in 2019.
The components of the pre-tax gain were as follows (in millions):

Proceeds	$1,236
Less carrying value of Canada Natural Cheese net assets	(995)
Other	1
Pre-tax gain resulting from Canada Natural Cheese Transaction	$242
South Africa Transaction:
In May 2018, we sold our 50.1% interest in our South African subsidiary to our minority interest partner. This transaction included proceeds of $18 million. We recorded a pre-tax loss on the sale of a business of approximately $15 million, which was included in other expense/(income) on the consolidated statement of income for 2018.

Deal Costs:
Related to our divestitures, we incurred aggregate deal costs of $17 million in 2019 and $3 million in 2018. We recognized these deal costs in SG&A. We did not incur any deal costs in 2017.
Held for Sale
Our assets and liabilities held for sale, by major class, were (in millions):

	December 28, 2019	December 29, 2018
ASSETS
Cash and cash equivalents	$27	$—
Inventories	21	92
Property, plant and equipment, net	25	139
Goodwill	—	669
Intangible assets, net	23	437
Other	26	39
Total assets held for sale	$122	$1,376
LIABILITIES
Trade payables	$3	$16
Other	6	39
Total liabilities held for sale	$9	$55
The change in assets and liabilities held for sale in 2019 was primarily related to the Heinz India Transaction closing on January 30, 2019 and the Canada Natural Cheese Transaction closing on July 2, 2019. The balances held for sale at December 28, 2019 primarily relate to a business in our International segment, as well as certain manufacturing equipment and land use rights across the globe.